                                                                   EXHIBIT 10.46

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (as same may be renewed, extended, modified, restated amended and/or rearranged, the "Second Amendment") dated as of April 2, 2004, is between AIRCOMP L.L.C., a Delaware limited liability company (hereinafter referred to as "Borrower") and WELLS FARGO BANK, NATIONAL ASSOCIATION, successor-by-merger to Wells Fargo Bank Texas, National Association, a national banking association ("Bank").

                                    RECITALS:

         A. Bank and Borrower entered into that certain Credit Agreement dated as of June 27, 2003 (the "Original Agreement"); as amended by that certain First Amendment to Credit Agreement dated as of December 31, 2003 (the "First Amendment", together with the Original Agreement, referred to herein as the "Agreement").

         B. Borrower has requested that Bank amend certain covenants set forth in the Agreement. Bank has agreed to do so, subject to the terms and conditions contained herein.

         C. Mountain Compressed Air, Inc., a Texas corporation ("MCA"), M-I L.L.C., a Delaware limited liability company ("M-I"), and Munawar and Jayne Hidayatallah (the "Hidayatallahs") each guaranteed to the Bank the payment and performance of certain indebtedness and obligations of Borrower to Bank.

         D. Borrower and Bank now desire to enter into this Second Amendment on the terms set forth herein.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                                  GENERAL TERMS

         Section 1.1 TERMS DEFINED IN AGREEMENT. As used in this Second Amendment, except as may otherwise be provided herein, all capitalized terms which are defined in the Agreement, as amended, have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference.

         Section 1.2 CONFIRMATION AND EXTENT OF CHANGES. All terms which are defined or referred to in the Agreement shall remain unchanged except as otherwise specifically provided in this Second Amendment. It is hereby confirmed that the term "Agreement" includes the Agreement as amended by this Second Amendment.

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                                    ARTICLE 2

                                   AMENDMENTS

         Section 2.1 AMENDMENT TO SECTION 5.9. Effective as of the date hereof,
Section 5.9 of the Agreement is hereby amended to read in its entirety as follows:

                  "SECTION 5.9 LIMITATIONS ON LEASES. Create, incur, assume or permit to exist any obligation for the payment of rent or hire or property of any kind whatsoever under leases or lease agreements including, without limitation, operating leases which will cause the aggregate amount of all payments made by Borrower pursuant to all such leases or lease agreements to exceed $200,000.00 in any fiscal year."

                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Bank to enter into this Second Amendment and to continue to make the loans provided for in the Agreement, the Borrower represents and warrants (which representations and warranties will survive the execution and delivery hereof and will be deemed for all purposes to be additional representations and warranties of the Agreement) that:

         Section 3.1 REPRESENTATIONS AND WARRANTIES OF THE AGREEMENT AND THE LOAN DOCUMENTS. The representations and warranties of the Borrower contained in the Agreement and the Loan Documents and otherwise made in writing by or on behalf of the Borrower pursuant to the Agreement and the Loan Documents were true and correct when made, and are true and correct in all material respects at and as of the time of delivery of this Second Amendment, except for such changes in the facts represented and warranted as are not in violation of the Agreement and the Loan Documents.

         Section 3.2 COMPLIANCE WITH OBLIGATIONS. The Borrower has performed and complied with all agreements and conditions contained in the Agreement and the Loan Documents required to be performed or complied with by the Borrower prior to or at the time of delivery of this Second Amendment.

         Section 3.3 DEFAULTS. There exists, and after giving effect to this Second Amendment, will exist, no default or Event of Default, or any condition, or act which constitutes, or with notice or lapse of time (or both) would constitute an event of default under any loan agreement, note agreement, or trust indenture to which the Borrower is a party.

         Section 3.4 NO AMENDMENTS. Nothing in Article 3 of this Second Amendment is intended to amend any of the representations or warranties of the Agreement.


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                                    ARTICLE 4

                                   CONDITIONS

         The Bank has relied upon the representations and warranties contained in this Second Amendment in agreeing to the amendments and supplements to the Agreement set forth herein and the amendments and supplements to the Agreement set forth herein are conditioned upon and subject to the accuracy of each and every representation and warranty of the Borrower made or referred to herein, to the performance by the Borrower of its obligations to be performed under the Agreement and the Loan Documents on or before the date of this Second Amendment and to the following further conditions:

         Section 4.1 CERTIFICATE AND AGREEMENT OF MANAGERS - BORROWER. The Bank shall have received a certificate and agreement of managers of the Borrower setting forth (i) resolutions of its managers in form and substance satisfactory to the Bank authorizing the Borrower (and such other parties as may be required by Bank) to execute the Loan Documents to which it is a party, and (ii) specimen signatures of the managers so authorized.

         Section 4.2 ADDITIONAL DOCUMENTATION. The Borrower shall deliver to the Bank such additional approvals, opinions or documents as Bank may reasonably require.

                                    ARTICLE 5

                                  MISCELLANEOUS

         Section 5.1 LOAN DOCUMENTS. All Loan Documents shall secure the indebtedness and obligations previously secured by such Loan Documents, as such indebtedness and obligations are affected by this Second Amendment (including, without limitation, the $1,000,000.00 Renewed Line of Credit Note, the $8,000,000.00 Term Note, and the $1,000,000.00 Delayed Draw Term Note, each dated as of June 27, 2003 from the Borrower to the Bank), whether or not such Loan Documents shall be expressly amended or supplemented in connection with this Second Amendment.

         Section 5.2 EXTENT OF AMENDMENTS. Except as otherwise expressly provided herein, the Agreement, the Loan Documents, the other instruments and agreements referred to therein are not amended, modified or affected by this Second Amendment.

         Section 5.3 EFFECTIVE DATE. Except as otherwise expressly provided herein, the effective date of all provisions of this Second Amendment shall be the date indicated below.

         Section 5.4 TITLES OF ARTICLES, SECTIONS AND SUBSECTIONS. All titles or headings to articles, sections, subsections or other divisions of this Second Amendment are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections, or other divisions, such other content being controlling as to the Agreement among the parties hereto.

         Section 5.5 COUNTERPARTS. This Second Amendment may be executed in two or more counterparts. It will not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

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         Section 5.6 FEES AND EXPENSES. Borrower will pay all fees and expenses incurred by Bank in connection with this Second Amendment and the transactions contemplated herein including, without limitation filing fees, search fees, and reasonable attorneys' fees.

         Section 5.7 ENTIRE AGREEMENT. THIS SECOND AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS SECOND AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS SECOND AMENDMENT AND THE OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS SECOND AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be effective as of the 2nd day of April, 2004.

                                                     BORROWER:

                                                     AIRCOMP L.L.C.


                                                     By:   /S/ TERRY KEANE
                                                           ---------------------
                                                           Terry Keane
                                                           President


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                                                     BANK:

                                                     WELLS FARGO BANK,
                                                     NATIONAL ASSOCIATION,
                                                     SUCCESSOR-BY-MERGER TO
                                                     WELLS FARGO BANK TEXAS,
                                                     NATIONAL ASSOCIATION


                                                     By:   /S/ ALAN SMITH
                                                           ---------------------
                                                           Alan Smith
                                                           Vice President


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MCA hereby consents and agrees to this Second Amendment and agrees that its (i)
guaranty executed on June 27, 2003 ("MCA Guaranty") and (ii) Third Party Pledge executed on June 27, 2003 ("MCA Pledge") shall each remain in full force and effect, shall continue to be legal, valid, and binding obligations of MCA, and shall continue to guarantee and secure the indebtedness and obligations described in the MCA Guaranty and the MCA Pledge as such guaranteed and secured obligations are amended by this Second Amendment including, without limitation, the MCA Guaranty shall cover the $1,000,000.00 Line of Credit Note, the $8,000,000.00 Term Note, and the $1,000,000.00 Delayed Draw Term Note, together with any and all renewals, rearrangements, amendments, increases, extensions and/or modifications of any of the aforesaid, and the MCA Guaranty and the MCA Pledge shall each be enforceable against MCA in accordance with their terms.

                                          GUARANTOR:

                                          Mountain Compressed Air, Inc.,
                                          a Texas corporation


                                          By:      /S/ TED POUND
                                                   -----------------------------
                                                   Theodore F. Pound, III
                                                   Vice President and Secretary


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Munawar and Jayne Hidayatallah hereby jointly and severally consent and agree to this Second Amendment and agree that the Hidayatallah Guaranty executed June 27, 2003 shall remain in full force and effect, shall continue to be legal, valid, and binding obligations of Munawar and Jayne Hidayatallah, and shall continue to guaranty the indebtedness and obligations described in the Hidayatallah Guaranty as such guaranteed obligations are amended by this Second Amendment including, without limitation, such Hidayatallah Guaranty shall cover the $1,000,000.00
Line of Credit Note, the $8,000,000.00 Term Note, and the $1,000,000.00 Delayed Draw Term Note, together with any and all renewals, rearrangements, amendments, increases, extensions and/or modifications of any of the aforesaid, and such Hidayatallah Guaranty shall be enforceable against Munawar and Jayne
Hidayatallah in accordance with its terms.

                                                     GUARANTOR:



                                                     /S/ MUNAWAR H. HIDAYATALLAH
                                                     ---------------------------
                                                     Munawar Hidayatallah




                                                     JAYNE HIDAYATALLAH
                                                     ---------------------------
                                                     Jayne Hidayatallah


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M-I consents and agrees to this Second Amendment and agrees that its (i)
guaranty executed on June 27, 2003 ("M-I Guaranty") and (ii) Third Party Pledge executed on June 27, 2003 ("M-I Pledge") shall each remain in full force and effect, shall continue to be legal, valid, and binding obligations of M-I, and shall continue to guarantee and secure the indebtedness and obligations described in the M-I Guaranty and the M-I Pledge as such guaranteed and secured obligations are amended by this Second Amendment including, without limitation, the M-I Guaranty shall cover the $1,000,000.00 Line of Credit Note, the $8,000,000.00 Term Note, and the $1,000,000.00 Delayed Draw Term Note, together with any and all renewals, rearrangements, amendments, and/or modifications of any of the aforesaid, and such M-I Guaranty and the M-I Pledge shall each be enforceable against M-I in accordance with their terms.

                                     GUARANTOR:

                                     M-I L.L.C.,
                                     a Delaware limited liability company


                                     By:    /S/ CHRIS RIVERS
                                            ------------------------------------
                                            Chris Rivers
                                            Senior Vice President, Chief
                                             Financial Officer and Treasurer


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